UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: April 9, 2020
(Date of earliest event reported)
KB HOME
(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10990 Wilshire Boulevard
Los Angeles, California 90024
(Address of principal executive offices)
Registrant’s telephone number, including area code: (310) 231-4000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	KBH	New York Stock Exchange
Rights to Purchase Series A Participating Cumulative Preferred Stock		New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 9, 2020, KB Home held its 2020 Annual Meeting. The final results for each item submitted to a vote of security holders at the 2020 Annual Meeting are provided below. The rounded percentages displayed below for the election of directors are based on the total “For” and “Against” votes cast for each respective director nominee. The rounded percentages displayed below for the other items are based on the total number of shares of KB Home common stock that were present or represented, and entitled to vote on each respective item, at the 2020 Annual Meeting.
1. The vote on the nominees for election to the KB Home board of directors was as follows:

Director	For	%	Against	%	Abstentions	Broker Non-Votes
Dorene C. Dominguez	78,346,589	99.0%	834,023	1.0%	66,803	7,422,437
Timothy W. Finchem	76,233,258	96.3%	2,949,896	3.7%	64,261	7,422,437
Dr. Stuart A. Gabriel	78,979,789	99.7%	202,466	0.3%	65,160	7,422,437
Dr. Thomas W. Gilligan	78,296,736	98.9%	887,965	1.1%	62,714	7,422,437
Kenneth M. Jastrow, II	76,091,820	96.1%	3,089,239	3.9%	66,356	7,422,437
Robert L. Johnson	59,546,607	75.2%	19,635,699	24.8%	65,109	7,422,437
Melissa Lora	76,371,523	96.4%	2,815,740	3.6%	60,152	7,422,437
Jeffrey T. Mezger	75,352,044	95.7%	3,406,970	4.3%	488,401	7,422,437
James C. Weaver	78,284,507	98.9%	904,921	1.1%	57,987	7,422,437
Michael M. Wood	78,335,385	98.9%	848,498	1.1%	63,532	7,422,437
2. The non-binding advisory vote to approve named executive officer compensation was as follows:

For	%	Against	%	Abstentions	%	Broker Non-Votes
72,541,670	91.5%	6,597,178	8.4%	108,567	0.1%	7,422,437

3. The vote to ratify Ernst & Young LLP’s appointment as KB Home’s independent registered public accounting firm for the fiscal year ending November 30, 2020 was as follows:

For	%	Against	%	Abstentions	%	Broker Non-Votes
84,059,457	97.0%	2,545,920	2.9%	64,475	0.1%	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2020	KB Home

	By:	/s/ William A. (Tony) Richelieu
William A. (Tony) Richelieu Vice President, Corporate Secretary and Associate General Counsel